                                                                   EXHIBIT 10.21

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                  AMENDMENT ONE

                                       TO

                                 COVER AGREEMENT

                                     BETWEEN

                  SPRINT COMMUNICATIONS COMPANY L.P. ("SPRINT")
                                       AND
                           WORLDNET, INC. ("CUSTOMER")

This Amendment One ("Amendment") to the Cover Agreement is entered into by and between Sprint and Customer, effective as of the first day of the next billing month following execution of this Amendment by both parties.

     WHEREAS, Sprint and Customer entered into a Cover Agreement on September 30, 1996 ("Cover Agreement") for Sprint's provision of ATM and Clearline products and services (hereinafter referred to as the "Products and Services"), and

     WHEREAS, Customer wishes to order Sprint's Clarity (Voice) products and services pursuant to the Sprint Clarity Term Plan Agreement; and

     WHEREAS, the parties wish to amend the Cover Agreement to add the special prices for the Sprint Clarity Products and Services, and to modify certain provisions of the Cover Agreement; and

     WHEREAS, Sprint is a telecommunications common carrier providing interstate and international services to customers: (i) pursuant to tariffs on file with the Federal Communications Commission (F.C.C.) or in-country international telecommunications bodies, and, in the case of intrastate services, pursuant to tariffs on file with the various state regulatory commissions (collectively referred to as "Tariffs"), as applicable, and as amended from time to time by Sprint, and (h) on a non-tariff basis.

     NOW THEREFORE, for and in consideration of the mutual agreement and understandings contained herein, the parties agree as follows.

1.   LOCAL ACCESS FACILITIES

     Sprint agrees to waive installation charges (including non-recurring ACF and COC charges) for both Sprint provided and Customer provided Local Access Facilities to access the ATM and Clearline Products and Services. Accordingly, Section 6(B) of the Agreement is hereby amended by changing the first sentence to read as follows (changed text is underlined):

     "Sprint shall waive (*)% of the Sprint installation charges for Sprint or Customer provided Local Access Facilities...".

Amendment One to Cover Agreement - WorldNet    1                October 31, 1996
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                         SPRINT PROPRIETARY INFORMATION
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
THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



2.   SPECIAL PRICES FOR SPRINT CLARITY

     Sprint Clarity Products and Services are provided pursuant to applicable tariffs on file with regulatory agencies. Customer shall order Sprint Clarity Products and Services by executing a Sprint Clarity Term Plan Agreement {"Order")

     A.   Usage Charges

          Beginning on the effective date of this Amendment, Customer shall be charged the applicable fixed rates from the table below for its interstate Sprint Clarity Outbound Service usage and interstate Sprint Clarity Toll Free Service usage, subject to all of the conditions and limitations set forth in the Cover Agreement and Sprint F.C.C. Tariff No. 12.

          Per Minute Rate (Dedicated)        Per Minute Rate (Switched)
          ---------------------------        --------------------------
                   $(*)                            $(*)

     B.   Installation Charges

          Sprint shall waive 100% of the installation charges (including non-recurring COC and ACF charges) for Sprint provided T-1 access lines used for Sprint domestic voice services provided that such access lines are provided for twelve (12) continuous months. If such access lines are terminated prior to twelve (12) continuous months, then Customer shall be obligated to pay Sprint a pro-rata amount of the waived installation charges based on the number of months remaining in the minimum required period.

     C.   Other Terms

          1. During each billing month following the effective date of this Amendment and continuing for the Term of the Cover Agreement, a minimum of (*) percent (*%) of Customer's Sprint Clarity Outbound Service and Sprint Clarity Toll Free Service usage minutes must be interstate. If Customer fails to satisfy this condition during any two consecutive billing month, then Sprint may revise the Sprint Clarity usage charges set forth in this Amendment and the Cover Agreement.

          2. The fourth sentence of Subsection 7.A of the Cover Agreement is hereby replaced with the following sentence:

               "The following charges incurred by Customer for the Contributory Services (net of all discounts) shall be used in calculating Customer's usage toward the Minimum Service Commitment: (a) all monthly recurring charges for the ATM Products and Services; (b) the monthly circuit charges for the interexchange portion for the Clearline Products and Services; and (c) Sprint Clarity Service usage charges."

          3. Subsection 8.A.2 and Attachment B of the Cover Agreement shall not apply to Sprint Clarity Products and Services.

3.   ENTIRE AGREEMENT

     A. This Amendment One represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior statements, communications or agreements, whether oral or written, between the parties.

Amendment One to Cover Agreement - WorldNet          2          October 31, 1996
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                         SPRINT PROPRIETARY INFORMATION
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


     B. This Amendment One, the Cover Agreement, the Orders and all applicable Tariffs shall represent the entire agreement between the parties with respect to Sprint's provision of the Products and Services. In the event of any conflict between any of the aforementioned documents, the following shall be the order of precedence: (1) the applicable Tariffs, (2) this Amendment One, (3) the Cover Agreement, and (4) the Orders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment One to the Agreement to be executed by their duly authorized representatives.

WORLDNET, INC.                               SPRINT COMMUNICATIONS COMPANY, L.P.

By:                                          By:


 /s/ DAN E. STROUD                            /s/ TIM HAMMONDS
--------------------------------             --------------------------------
Signature                                    Signature


 DAN E. Stroud                                Tim Hammonds
--------------------------------             --------------------------------
Name Typed or Printed                        Name Typed or Printed


 V.P. Network Operations                      Branch Manager
--------------------------------             --------------------------------
Title                                        Title


 11/6/96                                      11/7/96
--------------------------------             --------------------------------
Date                                         Date


Amendment One to Cover Agreement - WorldNet          3          October 31, 1996
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                         SPRINT PROPRIETARY INFORMATION
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